UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 21, 2013

Date of Report (Date of earliest event reported)

PEAPACK-GLADSTONE FINANCIAL CORPORATION

 (Exact name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-16197	22-3537895
(Commission File Number)	(IRS Employer Identification No.)

500 Hills Drive, Suite 300

Bedminster, New Jersey 07921-1538

(Address of principal executive offices)

(908) 234-0700

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 Results of Operations and Financial Condition.

On October 21, 2013, Peapack-Gladstone Financial Corporation issued a press release reporting earnings and other financial results for its third quarter of 2013, which ended September 30, 2013. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference in its entirety.

The information disclosed under this Item 2.02, including Exhibit 99.1, shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Title
99.1	Press Release dated October 21, 2013.

 The press release disclosed in this Item 9.01 as Exhibit 99.1 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Date: October 22, 2013	By:	/s/ Jeffrey J. Carfora
Jeffrey J. Carfora Senior Executive Vice President and Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Title
99.1	Press Release dated October 21, 2013.